UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 19, 2022

CATALENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36587	20-8737688
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

14 Schoolhouse Road
Somerset, New Jersey	08873
(Address of principal executive office)	(Zip code)

(732) 537-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act ( 17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act ( 17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act ( 17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	CTLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On September 19, 2022, Catalent, Inc. (“Catalent” and, together with its subsidiaries, the “Company”), issued a press release and filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “Original 8-K”), announcing Catalent’s election of Karen Santiago as Vice President and Chief Accounting Officer. This first amendment to the Original 8-K (“Amendment No. 1”) is being filed to clarify that Ms. Santiago assumed the role of principal accounting officer of the Company on September 19, 2022, upon commencement of her employment with the Company. Concurrent with Ms. Santiago’s assumption of that role, Thomas Castellano, the Company’s Senior Vice President and Chief Financial Officer, relinquished his role as the Company’s principal accounting officer. This Amendment No. 1 also amends the date of report of the Original Form 8-K to September 19, 2022 and clarifies the pro-ration terms of Ms. Santiago’s compensation. This Amendment No. 1 should be read in conjunction with the Original 8-K. Except as set forth herein, no modifications have been made to information contained in the Original 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

New Principal Accounting Officer

On September 9, 2022, the board of directors of Catalent, acting by unanimous written consent, elected Karen Santiago as Vice President and Chief Accounting Officer (“CAO”), effective as of the commencement of her employment with the Company, which occurred on September 19, 2022 (the “Effective Date”). As of the Effective Date, she will become a member of the Company’s Executive Leadership Team and assume the role of principal accounting officer of the Company. Concurrent with Ms. Santiago’s assumption of that role, Thomas Castellano, the Company’s Senior Vice President and Chief Financial Officer, relinquished his role as the Company’s principal accounting officer.

Prior to joining Catalent, Ms. Santiago spent 19 years with Bristol-Myers Squibb Company in various roles of increasing responsibility, including Senior Vice President & Corporate Controller, Principal Accounting Officer from 2018 to 2022 and Lead Enabling Functions and Finance Transformation from 2016 to 2018. Since 2013 she has served on the board of The Arc of New Jersey, the state’s largest organization advocating for and serving children and adults with intellectual and developmental disabilities and their families. She holds a Masters in Business Administration and a Bachelor of Science in Accounting from Rutgers University.

There is no arrangement or understanding between Ms. Santiago and any other person pursuant to which she was selected as CAO. There is also no family relationship between Ms. Santiago and any director or executive officer of Catalent, and she has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

The Company has entered into an offer letter, dated August 29, 2022, with Ms. Santiago (the “Offer Letter”), as well as a severance agreement which provides for terms applicable to all senior executives other than Catalent’s Chief Executive Officer and is substantially in the form (the “Form Severance Agreement”) provided as Exhibit 10.3 to the Annual Report on Form 10-K filed September 17, 2010 by Catalent’s wholly owned subsidiary, Catalent Pharma Solutions, Inc. The terms of the Offer Letter and the Form Severance Agreement are summarized as follows:

Base Salary. Ms. Santiago’s annual base salary will be $360,000.

Bonus. Ms. Santiago will be eligible for a cash bonus under the terms of the Company’s Management Incentive Plan, or MIP, the incentive-based annual cash bonus plan for the Company’s executives, with a target amount of $260,000. Ms. Santiago will be eligible for this bonus beginning in our 2023 fiscal year, pro-rated based on her hire date.

Long-Term Incentive Award. Ms. Santiago will be eligible to participate in Catalent’s Long-Term Incentive Plan (the “LTIP”), with an annual grant target of $330,000, beginning with a grant on the Effective Date in respect of Catalent’s 2023 fiscal year, allocated in the same manner as applies to all members of the Company’s Executive Leadership Team, with 30% granted as stock options, 20% as restricted stock units (“RSUs”), and 50% as performance-based RSUs (also known as “performance share units”) under Catalent’s 2018 Omnibus Incentive Plan (the “2018 Omnibus Plan”) provided as Exhibit 10.1 to Catalent’s Quarterly Report on Form 10-Q filed November 6, 2018.

Termination of Employment. Under her severance agreement, if Ms. Santiago were involuntarily terminated for any reason (including by her for “Good Reason,” as defined in that agreement) other than “Cause” (as defined in that agreement), death or disability, she would be entitled to (i) a severance payment equal to the sum of annual base salary and target annual bonus, payable in equal installments over the one-year period following the date of termination; and (ii) continued participation for up to one year in the Company’s group health plans (to the extent she was receiving such coverage as of the termination date), at the same premium rates as may be charged from time to time to the Company’s U.S. employees generally. In addition, under the LTIP, a termination without cause within 18 months of a change in control would result in Ms. Santiago’s unvested awards becoming fully vested and exercisable.

The foregoing descriptions of the Offer Letter, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Form Severance Agreement are qualified in their entirety by reference to the Offer Letter and the Form Severance Agreement, with the full text of each item incorporated herein by reference.

In addition to providing the Offer Letter, Catalent agreed to grant to Ms. Santiago, as of the Effective Date, RSUs under the 2018 Omnibus Plan with a grant-date value of $150,000, which RSUs will vest on the third anniversary of grant, subject to her continued employment with the Company and her execution of and compliance with an award agreement substantially in the form provided as Exhibit 10.40 to Catalent’s Quarterly Report on Form 10-Q filed May 7, 2019, the full text of which is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On September 19, 2022, the Company issued a press release announcing Catalent’s election of Karen Santiago as Vice President and CAO. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

d. Exhibits. The following exhibits are filed (or, in the case of Exhibit 99.1, furnished) as part of this Current Report on Form 8-K.

Exhibit No.	Description

10.1	Offer letter, dated August 29, 2022, between Karen Santiago and the Company (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022).

99.1	Press release, dated September 19, 2022, issued by the Company (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on September 19, 2022).

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Catalent, Inc.
(Registrant)

By:	/s/ Steven L. Fasman
Steven L. Fasman
Executive Vice President, Chief Administrative Officer

Date: September 23, 2022

3